UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

GLOBAL TECH INDUSTRIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	90-1604380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 State Ave NE, Ste 1014

Olympia, Washington 98501

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 910-1563

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	GTII	OTC Markets (OTC Pink)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 — Changes in Registrant’s Certifying Accountant.

(a) Resignation of Independent Registered Public Accounting Firm

On April 15, 2026, Barton CPA PLLC (“Barton”), a PCAOB-registered firm based in Cypress, Texas, notified Global Tech Industries Group, Inc. (the “Company”) of its resignation as the Company’s independent registered public accounting firm, effective immediately.

Barton was engaged as the Company’s independent auditor but did not issue any audit reports on the Company’s financial statements during the period of its engagement. Accordingly, there were no audit reports issued by Barton that contained an adverse opinion or a disclaimer of opinion, or that were qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period of Barton’s engagement and through the date of resignation, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Barton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Barton, would have caused Barton to make reference to the subject matter of the disagreement in connection with any report it would have issued.

During the period of Barton’s engagement and through the date of resignation, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

Given the Court’s order directing the Receiver to remedy GTII’s delinquent filings with the OTC Market Group (Order Appointing Receiver at p. 10-11, 9), the Court’s oversight of the Receivership, to promote transparency, and out of the shareholders’ concern given the time taken to complete the audit, the Court seeks testimony as to the status of the audits and the circumstances surrounding Barton CPA, PLLC’s resignation and has ordered Barton CPA, PLLC to appear and provide testimony on May 6, 2026.

The Company has provided Barton with a copy of this Form 8-K and has requested that Barton furnish a letter addressed to the Securities and Exchange Commission stating whether or not Barton agrees with the statements made herein. A copy of Barton’s letter, dated April 16, 2026, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

As of the date of this filing, the Company has not engaged a new independent registered public accounting firm to replace Barton. The Company is currently evaluating potential replacement firms and expects to announce the engagement of a successor auditor in a subsequent filing.

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from Barton CPA PLLC dated April 16, 2026, regarding change in certifying accountant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL TECH INDUSTRIES GROUP, INC.

Date: April 17, 2026	By:	/s/ Paul Strickland
Paul Strickland
Court-Appointed Receiver